UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2014

The Hartford Financial Services Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable
_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On June 30, 2014, Hartford Life, Inc., a Delaware corporation (the “Seller”) and an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (the "Company"), completed its previously announced sale of all of the issued and outstanding equity of Hartford Life Insurance KK, a Japanese company (“HLIKK”), to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company, for $963 million, comprised of a purchase price of $895 million and an estimated positive purchase price adjustment of $68 million.
Concurrently with the sale, HLIKK recaptured the risks that had been reinsured to the Company’s U.S. subsidiaries, Hartford Life and Annuity Insurance Company. (“HLAI”) and Hartford Life Insurance Company ("HLIC"), including any liabilities associated with: i) yen and U.S. dollar based fixed market value adjusted annuity products written by HLIKK, and ii) variable annuity contracts that were issued with guaranteed minimum death benefit, guaranteed minimum income benefit and guaranteed minimum accumulation benefit riders. Upon closing, the Buyer is responsible for all liabilities for the recaptured business. Through its HLAI subsidiary, HLIC will, however, continue to provide reinsurance for approximately $1.1 billion of fixed payout annuities related to the 3Win product formerly written by HLIKK.
Pro forma financial information with respect to these transactions is provided in Item 9.01 of this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure.
On July 1, 2014, the Company issued a press release announcing completion of the sale of HLIKK, an indirect wholly-owned subsidiary of the Company. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(a)     Pro Forma Financial Information
The attached unaudited Pro Forma Condensed Consolidated Statements of Operations for the three years ended December 31, 2013, 2012 and 2011 and the three-months ended March 31, 2014 and the unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014 (collectively, the “Unaudited Pro Forma Condensed Consolidated Financial Statements”) are based on the Company's historical consolidated results of operations and financial position, adjusted to give effect to the sale of HLIKK (the "Transaction").
The unaudited Pro Forma Condensed Consolidated Statements of Operations for the three years ended December 31, 2013, 2012, and 2011 and the three-months ended March 31, 2014 have been prepared to present the Company's results of operations as if the Transaction had occurred on January 1, 2011 before considering non-recurring charges or credits directly attributable to the Transaction. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014 has been prepared to present the Company's financial condition as if the Transaction had occurred on March 31, 2014.
The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the financial position or results of operations of the Company as of the dates or for such periods, nor are they necessarily indicative of future results. The Unaudited Pro Forma Condensed Consolidated Financial Statements and the accompanying notes should be read together with the Company's audited Consolidated Financial Statements and accompanying notes as of and for the year ended December 31, 2013, and Management's Discussion and Analysis included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, as well as the Company's unaudited Condensed Consolidated Financial Statements filed with the Securities & Exchange Commission on Form 10-Q as of and for the three-months ended March 31, 2014.
(b)     Exhibits

Exhibit No.	Description

99.1	Press release issued on July 1, 2014 by The Hartford Financial Services Group, Inc.
99.2
Unaudited Pro Forma Condensed Consolidated Statements of Operations of The Hartford Financial Services Group, Inc. for the three years ended December 31, 2013, 2012, 2011 and the three-months ended March 31, 2014 and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014

SAFE HARBOR STATEMENT

Certain information included in this Current Report on Form 8-K may be deemed to be “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements that involve risks, uncertainties and assumptions. We caution you not to place undue reliance on these forward-looking statements, and we do not undertake any obligation to update these forward-looking statements, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

July 1, 2014	By:	/s/ Beth A. Bombara

Name: Beth A. Bombara
Title: Executive Vice President and Chief Financial Officer

Exhibit 99.1

NEWS RELEASE

The Hartford Completes Sale Of Japan Annuity Company To ORIX Life Insurance Corporation

Transaction results in $1.4 billion net statutory capital benefit

Hartford, Conn., July 1, 2014 - The Hartford has completed the sale of its Japanese annuity subsidiary, Hartford Life Insurance K.K. (HLIKK), to ORIX Life Insurance Corporation, a subsidiary of ORIX Corporation for $963 million, comprised of a purchase price of $895 million and an estimated positive purchase price adjustment of $68 million.

“Completing the Japan transaction is another significant milestone in The Hartford’s journey to focus on our P&C, Group Benefits and Mutual Funds businesses,” said The Hartford’s CEO Christopher J. Swift. “This is an excellent transaction for shareholders that permanently reduces the risk profile of the company while also generating a significant capital benefit for the company.”

Including the purchase price adjustment and the impact of hedging, the company estimates that the transaction will result in a net statutory capital benefit of $1.4 billion, which will provide approximately $1 billion for potential incremental capital management actions. The Hartford is seeking approval for extraordinary dividends from the Connecticut Insurance Department. These dividends represent the reduction in capital required in the company’s U.S. life insurance subsidiaries due to the termination of certain reinsurance agreements as part of the transaction. The Hartford estimates that it will record an after-tax GAAP loss on discontinued operations of approximately $625 million and a U.S. life statutory surplus loss of approximately $325 million in second quarter 2014 financial results.

“The Hartford’s capital flexibility and risk profile are substantially improved as a result of this transaction,” said The Hartford’s Chief Financial Officer Beth A. Bombara. “We look forward to updating you on any additional capital management actions we may take as a result of this transaction, and expect any actions to be balanced consistent with our prior approach, including equity repurchase and debt repayment.”

About The Hartford

With more than 200 years of expertise, The Hartford (NYSE: HIG) is a leader in property and casualty insurance, group benefits and mutual funds. The company is widely recognized for its service excellence, sustainability practices, trust and integrity. More information on the company and its financial performance is available at www.thehartford.com. Join us on Facebook at www.facebook.com/TheHartford. Follow us on Twitter at www.twitter.com/TheHartford.

HIG-F

Some of the statements in this release may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ. These important risks and uncertainties include those discussed in our 2013 Annual Report on Form 10-K, subsequent Quarterly Reports on Forms 10-Q, and the other filings we make with the Securities and Exchange Commission. We assume no obligation to update this release, which speaks as of the date issued.

From time to time, The Hartford may use its website to disseminate material company information. Financial and other important information regarding The Hartford is routinely accessible through and posted on our website at http://ir.thehartford.com. In addition, you may automatically receive email alerts and other information about The Hartford when you enroll your email address by visiting the “Email Alerts” section at http://ir.thehartford.com.

Media Contact:                Investor Contacts:
Shannon Lapierre                Sabra Purtill
860-547-5624                    860-547-8691
shannon.lapierre@thehartford.com         sabra.purtill@thehartford.com

Thomas Hambrick                Sean Rourke
860-547-9746                    860-547-5688
thomas.hambrick@thehartford.com         sean.rourke@thehartford.com

Exhibit 99.2

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Pro Forma Condensed Consolidated Statement of Operations
For the three months ended March 31, 2014

(In millions, except for per share data)	As reported (1)	Pro forma adjustments (2)	Pro forma
	(Unaudited)
Revenues
Earned premiums	$3,301	$1	$3,302
Fee income	621	(125)	496
Net investment income:
Securities available-for-sale and other	836	(12)	824
Equity securities, trading (3)	(236)	236	—
Total net investment income	600	224	824
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(23)	—	(23)
OTTI losses recognized in other comprehensive income (“OCI”)	1	—	1
Net OTTI losses recognized in earnings	(22)	—	(22)
Net realized capital losses, excluding net OTTI losses recognized in earnings	(64)	51	(13)
Total net realized capital losses	(86)	51	(35)
Other revenues	25	—	25
Total revenues	4,461	151	4,612
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	2,604	(28)	2,576
Benefits, losses and loss adjustment expenses – returns credited on international variable annuities (3)	(236)	236	—
Amortization of deferred policy acquisition costs and present value of future profits	396	—	396
Insurance operating costs and other expenses	947	(11)	936
Loss on extinguishment of debt	—	—	—
Goodwill impairment	—	—	—
Interest expense	95	—	95
Total benefits, losses and expenses	3,806	197	4,003
Income from continuing operations before income taxes	655	(46)	609
Income tax expense (benefit)	160	(17)	143
Income from continuing operations, net of tax	$495	$(29)	$466

Income from continuing operations, net of tax	$495	$(29)	$466
Less: Preferred stock dividends	—	—	—
Income from continuing operations, net of tax, available to common shareholders	$495	$(29)	$466

Income from continuing operations, net of tax, available to common shareholders per common share
Basic	$1.10	$(0.06)	$1.04
Diluted	$1.03	$(0.06)	$0.97
Weighted average number of common shares outstanding
Basic	449.8	449.8	449.8
Diluted	478.6	478.6	478.6

See Explanatory Notes to Pro Forma Condensed Consolidated Statements of Operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2013

(In millions, except for per share data)	As reported (1)	Pro forma adjustments (2)	Pro forma
	(Unaudited)
Revenues
Earned premiums	$13,226	$5	$13,231
Fee income	2,805	(628)	2,177
Net investment income:
Securities available-for-sale and other	3,362	(99)	3,263
Equity securities, trading (3)	6,061	(6,060)	1
Total net investment income	9,423	(6,159)	3,264
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(93)	—	(93)
OTTI losses recognized in other comprehensive income (“OCI”)	20	—	20
Net OTTI losses recognized in earnings	(73)	—	(73)
Net realized capital gains on business dispositions	1,575	—	1,575
Net realized capital gains (losses), excluding net OTTI losses recognized in earnings	(995)	1,291	296
Total net realized capital gains	507	1,291	1,798
Other revenues	275	—	275
Total revenues	26,236	(5,491)	20,745
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	10,948	100	11,048
Benefits, losses and loss adjustment expenses – returns credited on international variable annuities (3)	6,060	(6,060)	—
Amortization of deferred policy acquisition costs and present value of future profits	2,701	(907)	1,794
Insurance operating costs and other expenses	4,280	(32)	4,248
Loss on extinguishment of debt	213	—	213
Reinsurance loss on disposition, including reduction in goodwill of $156	1,574	—	1,574
Goodwill impairment	—	—	—
Interest expense	397	—	397
Total benefits, losses and expenses	26,173	(6,899)	19,274
Income from continuing operations before income taxes	63	1,408	1,471
Income tax expense (benefit)	(247)	493	246
Income from continuing operations, net of tax	310	915	1,225

Income from continuing operations, net of tax	$310	$915	$1,225
Less: Preferred stock dividends	10	—	10
Income from continuing operations, net of tax, available to common shareholders	$300	$915	$1,215

Income from continuing operations, net of tax, available to common shareholders per common share
Basic	$0.67	$2.04	$2.71
Diluted	$0.62	$1.89	$2.51
Weighted average number of common shares outstanding
Basic	447.7	447.7	447.7
Diluted	484.4	484.4	484.4
See Explanatory Notes to Pro Forma Condensed Consolidated Statements of Operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2012

(In millions, except for per share data)	As reported (1)	Pro forma adjustments (2)	Pro forma
	(Unaudited)
Revenues
Earned premiums	$13,631	$6	$13,637
Fee income	4,386	(761)	3,625
Net investment income:
Securities available-for-sale and other	4,227	(101)	4,126
Equity securities, trading (3)	4,364	(4,363)	1
Total net investment income	8,591	(4,464)	4,127
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(389)	—	(389)
OTTI losses recognized in other comprehensive income (“OCI”)	40		40
Net OTTI losses recognized in earnings	(349)	—	(349)
Net realized capital gains (losses), excluding net OTTI losses recognized in earnings	(395)	1,241	846
Total net realized capital gains (losses)	(744)	1,241	497
Other revenues	258	—	258
Total revenues	26,122	(3,978)	22,144
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	13,248	(53)	13,195
Benefits, losses and loss adjustment expenses – returns credited on international variable annuities (3)	4,363	(4,363)	—
Amortization of deferred policy acquisition costs and present value of future profits	1,988	2	1,990
Insurance operating costs and other expenses	5,204	(56)	5,148
Loss on extinguishment of debt	910	—	910
Reinsurance loss on disposition, including reduction in goodwill of $342	533	—	533
Goodwill impairment	—	—	—
Interest expense	457	—	457
Total benefits, losses and expenses	26,703	(4,470)	22,233
Income (loss) from continuing operations before income taxes	(581)	492	(89)
Income tax expense (benefit)	(481)	172	(309)
Income (loss) from continuing operations, net of tax	(100)	320	220

Income (loss) from continuing operations, net of tax	$(100)	$320	$220
Less: Preferred stock dividends	42	—	42
Income (loss) from continuing operations, net of tax, available to common shareholders	$(142)	$320	$178

Income (loss) from continuing operations, net of tax, available to common shareholders per common share
Basic	$(0.32)	$0.73	$0.41
Diluted	$(0.32)	$0.69	$0.37
Weighted average number of common shares outstanding
Basic	437.7	437.7	437.7
Diluted	437.7	486.8	486.8
See Explanatory Notes to Pro Forma Condensed Consolidated Statements of Operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2011

(In millions, except for per share data)	As reported (1)	Pro forma adjustments (1)	Pro forma
	(Unaudited)
Revenues
Earned premiums	$14,088	$7	$14,095
Fee income	4,700	(794)	3,906
Net investment income:
Securities available-for-sale and other	4,263	(78)	4,185
Equity securities, trading (3)	(1,345)	1,345	—
Total net investment income	2,918	1,267	4,185
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(263)	—	(263)
OTTI losses recognized in other comprehensive income (“OCI”)	89	—	89
Net OTTI losses recognized in earnings	(174)	—	(174)
Net realized capital losses, excluding net OTTI losses recognized in earnings	(52)	(595)	(647)
Total net realized capital losses	(226)	(595)	(821)
Other revenues	253	—	253
Total revenues	21,733	(115)	21,618
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	14,627	(468)	14,159
Benefits, losses and loss adjustment expenses – returns credited on international variable annuities (3)	(1,345)	1,345	—
Amortization of deferred policy acquisition costs and present value of future profits	2,444	(422)	2,022
Insurance operating costs and other expenses	5,269	(77)	5,192
Loss on extinguishment of debt	—	—	—
Goodwill impairment	30	—	30
Interest expense	508	—	508
Total benefits, losses and expenses	21,533	378	21,911
Income from continuing operations before income taxes	200	(493)	(293)
Income tax expense (benefit)	(373)	(176)	(549)
Income from continuing operations, net of tax	$573	$(317)	$256

Income from continuing operations, net of tax	$573	$(317)	$256
Less: Preferred stock dividends and accretion of discount	42	—	42
Income from continuing operations, net of tax, available to common shareholders	$531	$(317)	$214

Income from continuing operations, net of tax, available to common shareholders per common share
Basic	$1.19	$(0.71)	$0.48
Diluted	$1.11	$(0.66)	$0.45
Weighted average number of common shares outstanding
Basic	445.0	445.0	445.0
Diluted	478.0	478.0	478.0

See Explanatory Notes to Pro Forma Condensed Consolidated Statements of Operations.

The Hartford Financial Services Group, Inc.
Explanatory Notes to Pro Forma Condensed Consolidated Statements of Operations
(Dollar amounts in millions, unless otherwise stated)
(Unaudited)

(1)
In 2014, the Mutual Funds segment changed its method of reporting revenues and expenses. Fee income and directly related expenses previously reported as gross amounts are being reported as a net amount in insurance operating costs and other expenses in the Condensed Consolidated Statements of Operations. This change in the method of reporting revenues and expenses did not have a material impact on the Company’s results of operations, financial position or liquidity. The Pro Forma Condensed Consolidated Statements of Operations for the three years ended December 31, 2013, 2012, and 2011 have not been retrospectively adjusted to conform to the current year presentation.

(2)
Reflects the elimination of revenues and benefits, losses and expenses of the business sold assuming the Transaction occurred on January 1, 2011. The Pro Forma Condensed Consolidated Statements of Operations do not include the estimated loss on sale from the Transaction. See Explanatory Notes to Pro Forma Condensed Consolidated Balance Sheet for information related to estimated loss on the Transaction.

(3)
Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2014

(In millions, except for share and per share data)	As reported	Pro forma adjustments	Note	Pro forma
	(Unaudited)
Assets
Total investments	$97,084	$(21,003)	(1)	$76,081
Cash	1,285	261	(2)	1,546
Premiums receivable and agents’ balances, net	3,466	—		3,466
Reinsurance recoverables, net	23,139	(30)	(3)	23,109
Deferred policy acquisition costs and present value of future profits	2,092	—		2,092
Deferred income taxes, net	3,211	—		3,211
Goodwill	498	—		498
Property and equipment, net	870	(19)	(3)	851
Other assets	2,786	(802)	(3)	1,984
Separate account assets	138,492	—		138,492
Total assets	$272,923	$(21,593)		$251,330
Liabilities
Reserve for future policy benefits and unpaid losses and loss adjustment expenses	$41,461	$(343)	(4)	$41,118
Other policyholder funds and benefits payable	38,430	(3,736)	(5)	34,694
Other policyholder funds and benefits payable – international variable annuities	17,406	(17,406)	(4)	—
Unearned premiums	5,326	—		5,326
Short-term debt	532	(243)	(3)	289
Long-term debt	5,818	—		5,818
Consumer notes	—	—		—
Other liabilities	5,684	825	(5) (6)	6,509
Separate account liabilities	138,492	—		138,492
Total liabilities	253,149	(20,903)		232,246
Commitments and Contingencies (Note 11)
Stockholders’ Equity
Common stock, $0.01 par value — 1,500,000,000 shares authorized, 490,923,222 shares issued	5	—		5
Additional paid-in capital	9,549	—		9,549
Retained earnings	11,111	(625)	(7)	10,486
Treasury stock, at cost — 38,437,249 shares	(1,550)	—		(1,550)
Accumulated other comprehensive income, net of tax	659	(65)	(8)	594
Total stockholders’ equity	19,774	(690)		19,084
Total liabilities and stockholders’ equity	$272,923	$(21,593)		$251,330

See Explanatory Notes to Pro Forma Condensed Consolidated Balance Sheet.

The Hartford Financial Services Group, Inc.
Explanatory Notes to Pro Forma Condensed Consolidated Balance Sheet
(Dollar amounts in millions, unless otherwise stated)
(Unaudited)

(1)	Reflects the elimination of the assets directly related to the Transaction.

(2)	Reflects the proceeds of $895 related to the Transaction as estimated as of March 31, 2014, net of cash transferred to the buyer.

(3)	Reflects removal of other assets and liabilities as part of the Transaction.

(4)	Reflects the elimination of reserves related to the business sold, including liabilities recaptured by HLIKK that were previously reinsured to subsidiaries of the Seller.

(5)	Includes the reclassification of the retained 3 Win product fixed payout annuity reserves of $1.1 billion from other policyholder funds and benefits payable to other liabilities.

(6)	Includes accruals for estimated transaction costs directly attributable to the Transaction.

(7)	Reflects the estimated after-tax loss to be recognized at the time of closing the Transaction.

(8)	Reflects the elimination of cumulative currency translation adjustments and unrealized appreciation on investments directly related to the Transaction.